Supplement to the

Fidelity® Short Duration High Income Fund

June 29, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.65%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	0.05%B

Total annual operating expenses	0.70%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.13% was previously charged under the services agreements.

B Adjusted to reflect current fees.

1 year	$ 72

3 years	$ 224

5 years	$ 390

10 years	$ 871

Effective January 1, 2024, the following information supplements information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.

SDH-SUSTK-0324-105 1.9886586.105	March 1, 2024

Supplement to the

Fidelity® Short Duration High Income Fund

Class A, Class M, Class C, Class I, and Class Z

June 29, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z

Management fee	0.70%A,B	0.72%A,B	0.74%A,B	0.67%A,B	0.61%A,B

Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None

Other expenses	0.05%B	0.05%B	0.05%B	0.05%B	0.05%B

Total annual operating expenses	1.00%	1.02%	1.79%	0.72%	0.66%

Fee waiver and/or expense reimbursement	NoneC	0.02%C	0.04%C	NoneC	NoneC

Total annual operating expenses after fee waiver and/or expense reimbursement	1.00%	1.00%	1.75%	0.72%	0.66%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.19% for Class A, 0.20% for Class M, 0.22% for Class C, 0.15% for Class I, and 0.09% for Class Z was previously charged under the services agreements.

B Adjusted to reflect current fees.

C Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, and 0.66% (the Expense Caps). If at any time during the current fiscal year expenses for Class A, Class M, Class C, Class I, or Class Z of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through August 31, 2024. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.

	Class A		Class M		Class C		Class I		Class Z

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares

1 year	$498	$498	$498	$498	$278	$178	$74	$74	$67	$67

3 years	$706	$706	$709	$709	$558	$558	$230	$230	$211	$211

5 years	$930	$930	$938	$938	$965	$965	$401	$401	$368	$368

10 years	$1,576	$1,576	$1,596	$1,596	$1,893	$1,893	$894	$894	$822	$822

Effective January 1, 2024, the following information supplements information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jared Beckerman (Co-Portfolio Manager) has managed the fund since 2024.

ASDH-SUSTK-0324-109 1.9881392.109	March 1, 2024